Exhibit 10.11

TDCX (PH) Inc. (formerly known as Teledirect Telecommerce (Philippines) Inc.)

21F Robinsons Cyberscape Gamma, Topaz and Ruby Roads,

Ortigas Center, Pasig City

Philippines 1605

TDCX Japan K.K. (formerly known as KK Teledirect Japan)

(registration number 0104-01-128294)

Level 17 Roppongi Hills North Tower

6-2-31 Roppongi, Minato-ku

Tokyo

TDCX Holdings Pte. Ltd, (formerly known as Agorae Pte Ltd)

(Singapore company registration number 199903205H)

750D Chai Chee Road

#06-01/06

Viva Business Park

Singapore 469004

Dear Sirs

Re: Master Services Agreement Extension to 1 June, 2021

1.    Airbnb Ireland Unlimited Company (registration no.:511825) (“Airbnb” ) refers to the Master Services Agreement by and between Airbnb, Teledirect Telecommerce (Philippines) Inc. (now known as TDCX (PH) Inc.), KK Teledirect Japan (now known as TDCX Japan K.K.) and Agorae Pte Ltd (now known as TDCX Holdings Pte. Ltd.) effective and dated as of 1 June 2017 (as amended, the “Agreement” ). Capitalised terms used in this letter extension agreement have the meanings given to them in the Agreement unless defined otherwise.

2.    Notwithstanding anything in clause 2.2 (Extension) of the Agreement, the Parties agree to extend the Agreement after the Initial Term Expiration Date (being 11:59 pm on 1 June 2020) as set out in this letter agreement. The Agreement shall be extended as of 2 June 2020, and continue until 11:59 pm SGT on 1 June, 2021 (“First Extended Term”). The First Extended Term may be further extended in accordance with clause 2.2 of the Agreement.

3.    The rights and obligations of the Parties under this letter extension agreement shall be governed by, and construed in accordance with, the laws of Ireland. The Parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods (1980). Each of the Parties agree that the courts of Ireland are to have the exclusive jurisdiction to settle any dispute (including claims for set off and counterclaims) which may arise in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by, this letter extension agreement or otherwise in connection with this letter extension agreement and for such purposes irrevocably submit to the jurisdiction of the Irish courts. This letter agreement is effective on the date last signed by all Parties.

Yours faithfully,

/s/ Aisling Hassell
Aisling Hassell, Director
For and on behalf of Airbnb Ireland Unlimited Company
Date: 6/1/2020

Agreed and accepted:

/s/ Laurent JUNIQUE
Name: Laurent JUNIQUE
Title: Director
For and on behalf of
TDCX (PH) Inc.
Date: 6/1/2020

Agreed and accepted:

/s/ Laurent JUNIQUE
Name: Laurent JUNIQUE
Title: Director
For and on behalf of
TDCX Japan K.K.
Date: 6/1/2020

Agreed and accepted:

/s/ Laurent JUNIQUE
Name: Laurent JUNIQUE
Title: Director
For and on behalf of
TDCX Holdings Pte. Ltd.
Date: 6/1/2020